Exhibit 99.2

March 5, 2020 Q3 FY 2020 Earnings Conference Call

2 Safe Harbor and Basis of Presentation Forward - Looking Statement Safe Harbor - This presentation includes “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can generally identify forward - looking statements by the Company’s use of forward - looking terminology such as “anticip ate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” or “should,” or the negative thereof or other variations thereon or comparable terminology. In particular, statements about the markets in which GMS operates and the economy generally, statements about st rat egic growth priorities, and statements about growth potential across the Company’s business and products and the ability to deliver growth, additional profitability , v alue creation, and cash generation contained in this presentation are forward - looking statements. The Company has based these forward - looking statements on its cur rent expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonab le, such forward - looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. Forward - looking st atements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of the Co mpa ny’s control, that may cause its business, strategy or actual results to differ materially from the forward - looking statements. These risks and uncertainties may include, among other things: changes in the prices, supply, and/or demand for products which GMS distributes; general economic and business conditions in the United States and C ana da; the activities of competitors; changes in significant operating expenses; changes in the availability of capital and interest rates; adverse weather pattern s o r conditions; cybersecurity breaches and other disruptions to our IT systems; our recently announced executive management transitions; variations in the performance o f t he financial markets, including the credit markets; the risk that acquisitions will not be integrated successfully; the risk of customer attrition; our ability to effic ien tly manage and control our costs; other disruptions in our supply chain or distribution network or customer demand as a result of factors beyond our control, including public he alt h issues; and other factors described in the “Risk Factors” section in the Company’s most recent Annual Report on Form 10 - K, and in its other periodic reports filed with the SEC. In addition, the statements in this presentation are made as of March 5, 2020. The Company undertakes no obligation to update any of the forward - looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward - looking statements should not be relied upon as representing the Company’s views as of any date subsequent to March 5, 2020. Use of Non - GAAP and Adjusted Financial Information - To supplement GAAP financial information, we use adjusted measures of operating results which are non - GAAP measures. This non - GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial perform anc e and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete und ers tanding of our operating performance by excluding non - recurring, infrequent or other non - cash charges that are not believed to be material to the ongoing performance of our business. The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures o f n et income, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the U nit ed States. Please see the Appendix to this presentation for a further discussion on these non - GAAP measures and a reconciliation of these non - GAAP measures to the most dir ectly comparable GAAP measures.

3 Q3 Fiscal 2020 Highlights GMS’s third quarter results demonstrate our team’s momentum and effective execution Net sales in Q3 2020 increased 5.2% to $761.4 million; Organic net sales growth of 3.8% » Wallboard sales increased 5.7% (4.6% organic) » Ceilings sales increased 7.2% (4.7% organic) » Steel framing sales increased 1.2% (flat organic) » Other product sales increased 5.6% (4.5% organic) Reported net income of $10.9 million, or $0.25 per diluted share, up 87.1% Adjusted net income (1) of $22.2 million, or $0.52 per diluted share, up 28.2% Adjusted EBITDA (1) increased 5.0% to $62.7 million, or 8.2% of sales Results driven by strong volume growth across each of our product lines, reflecting strong demand conditions in the US, partially offset by lower pricing in certain products and some continued softness in Canada We continue to see healthy end markets with favorable demand in the US; moving forward, we are encouraged by signs of stabilization in Canada. Acquired Rigney Building Supplies LTD in Kingston, Ontario and opened two greenfield locations in Cambridge, Ontario and Austin, Texas. Subsequent to end of the quarter closed acquisition of Trowel Trades Supply, Inc. in Colchester, Vermont Reduced net leverage to 3.3 times through strong free cash flow (1) generation (1) For a reconciliation of Adjusted Net Income, Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow to the most directly com parable GAAP metrics, see Appendix.

4 Q3 Fiscal 2020 Performance Net Sales & Mix $723.9 $761.4 $0 $200 $400 $600 $800 Fiscal Q3 2019 Fiscal Q3 2020 41% 15% 16% 28% ▪ Net sales growth of 5.2% ▪ Organic net sales growth of 3.8% ▪ Wallboard: + 4.6% organic (Volume + 7.9%/Price & Mix - 3.3%) ▪ Ceilings: + 4.7% organic (Volume + 2.8%/Price & Mix + 1.9%) ▪ Steel: flat organic (Volume + 7.1%/ Price & Mix - 7.1%) ▪ Other: + 4.5% organic ▪ ~ 5% organic sales growth in the US partially offset by ~ 2% organic sales decline in Canada Gross Profit & Margin Net Sales ($ mm) $234.2 $253.5 32.4% 33.3% 20.0% 20.5% 21.0% 21.5% 22.0% 22.5% 23.0% 23.5% 24.0% 24.5% 25.0% 25.5% 26.0% 26.5% 27.0% 27.5% 28.0% 28.5% 29.0% 29.5% 30.0% 30.5% 31.0% 31.5% 32.0% 32.5% 33.0% 33.5% 34.0% $0 $50 $100 $150 $200 $250 $300 Fiscal Q3 2019 Fiscal Q3 2020 Gross Profit Gross Margin ▪ Gross Profit up 8.2% • Gross margin of 33.3% increased 90 bps from last year due to: • Favorable price - cost dynamics resulting from both higher volume purchases in multiple product groups and other purchasing initiatives • Acquisition - related purchasing synergies • Mix 41% 15% 16% 28%

5 SG&A and Adjusted SG&A (1) Q3 Fiscal 2020 Performance ▪ Reported SG&A was $193.4 million (25.4% of sales) in Q3 2020 and $178.2 million (24.6% of sales) in Q3 2019 ▪ Adjusted SG&A was $191.8 million (25.2% of sales) in Q3 2020 and $175.5 million (24.2% of sales) in Q3 2019 ▪ Adjusted SG&A as % of sales increased by 100 bps year over year as a result of: ▪ Year - over - year decline in the selling price of certain products ▪ Continuing inflationary cost pressures ▪ Ongoing investments in business initiatives Net Income, Adjusted Net Income & Adjusted EBITDA (1) ▪ Reported net income was $10.9 million in Q3 2020 and $5.8 million in Q3 2019 ▪ Adjusted net income was $22.2 million in Q3 2020 and $17.3 million in Q3 2019 ▪ Adjusted EBITDA of $62.7 million up 5.0% year over year ▪ Adjusted EBITDA margin of 8.2% Adj. SG&A ($ mm) Adj. EBITDA ($ mm) 7.9% 9.4% (1) For a reconciliation of Adjusted SG&A, Adjusted Net Income, Adjusted EBITDA and Adjusted EBITDA Margin to the most directly c omp arable GAAP metrics, see Appendix. $175.5 $191.8 24.2% 25.2% 20.0% 20.5% 21.0% 21.5% 22.0% 22.5% 23.0% 23.5% 24.0% 24.5% 25.0% 25.5% $0 $50 $100 $150 $200 Fiscal Q3 2019 Fiscal Q3 2020 Adj. SG&A Adj. SG&A % $59.7 $62.7 8.2% 8.2% 5.0% 5.5% 6.0% 6.5% 7.0% 7.5% 8.0% 8.5% $0 $25 $50 $75 Fiscal Q3 2019 Fiscal Q3 2020 Adj. EBITDA Adj. EBITDA Margin

6 Cash Flow, Liquidity and Net Leverage ▪ YTD FY 2020 cash from operating activities and free cash flow (1) increased 28.4% and 24.4%, respectively, from YTD FY 2019. ▪ Substantial liquidity, with $40.9 million of cash on hand and an additional $424.9 million available under our revolving credit facilities as of 1/31/2020 ▪ First Lien Term Loan represents large majority of total long term debt and does not mature until 2025 ▪ Q3 and YTD interest expense down 15.6% and 4.7%, respectively, as a result of lower outstanding debt and interest rates Leverage Summary LTM Net Debt / PF Adjusted EBITDA (2) (1) For a reconciliation of free cash flow to cash provided by operating activities, the most directly comparable GAAP metric, se e A ppendix. (2) For a reconciliation Pro Forma Adjusted EBITDA to net income, the most directly comparable GAAP metric, see Appendix. (3) Net of unamortized discount of $2.2mm, $2.1mm, $2.0mm, $1.9mm and $1.8mm as of January 31, 2019, April 30, 2019, July 31, 2019, October 31, 2019 and January 31,2020, respectively. (4) Net of deferred financing costs of $12.6mm, $12.1mm, $11.6mm, $10.5mm and $10.0 mm as of January 31, 2019, April 30, 2019, July 31, 2019, October 31, 2019 and January 31,2020, respectively. (5) Net of unamortized discount of $1.3mm, $1.2 mm, $1.1mm, $1.3mm and $1.2mm as of January 31, 2019, April 30, 2019, July 31, 2019 , October 31, 2019 and January 31,2020, respectively. Cash from Operations and Free Cash Flow (1) $105.4 $135.4 $92.1 $114.5 0 20 40 60 80 100 120 140 160 YTD 2019 YTD 2020 Cash From Operations Free Cash Flow 3.8 x 3.6 x 3.7 x 3.5 x 3.3 x 1/31/19 4/30/19 7/31/19 10/31/19 1/31/20 ($ mm) 1/31/19 4/30/19 7/31/19 10/31/19 1/31/20 LTM LTM LTM LTM LTM Cash and cash equivalents $74 $47 $24 $36 $41 Asset-Based Revolver $138 $44 $54 $48 $10 First Lien Term Loan (3)(4) 975 973 971 920 918 Capital Lease Obligations 105 109 114 117 126 Installment Notes & Other (5) 16 15 22 16 16 Total Debt $1,234 $1,141 $1,161 $1,100 $1,069 Total Net Debt $1,160 $1,094 $1,137 $1,064 $1,028 PF Adj. EBITDA (2) $305 $302 $305 $308 $311 Total Debt / PF Adj. EBITDA 4.0x 3.8x 3.8x 3.6x 3.4x Net Debt / PF Adj. EBITDA 3.8x 3.6x 3.7x 3.5x 3.3x

7 Expand Share in Core Products Grow Other Products Platform Expansion Capitalize on existing fixed investment in locations and equipment where we’re underpenetrated or below expected share Grow select “Other Product” opportunities outside of core products to diversify and profitably expand our product offering Expand the platform through accretive acquisition and greenfield opportunities, balanced with debt reduction priorities Strategic Growth Priorities Profitability Leverage our scale and employ technology and best practices to deliver further margin expansion

8 Investment Rationale • A North American market leader in specialty distribution of interior construction products • Significant scale combined with local expertise • Differentiated service model • Multiple levers to drive above - market growth • Capitalizing on large, diverse end markets poised for continued long - term growth • Entrepreneurial culture with dedicated employees and experienced leadership driving superior execution • Proven track record of growth and cash generation • Attractive capital structure and balanced approach to capital allocation

Appendix

10 Summary Quarterly Financials (In millions, except per share data) 1Q19 2Q19 3Q19 4Q19 FY19 1Q20 2Q20 3Q20 (Unaudited) Wallboard Volume (MSF) 985 1,025 912 993 3,915 1,064 1,103 993 Wallboard Price ($ / '000 Sq. Ft.) 323$ 327$ 326$ 324$ 325$ 321$ 318$ 317$ Wallboard 318$ 335$ 297$ 322$ 1,272$ 342$ 351$ 314$ Ceilings 116 118 105 112 452 129 123 113 Steel framing 129 136 117 125 507 132 136 119 Other products 215 245 204 221 885 245 252 215 Net sales 778 834 724 780 3,116 847 862 761 Cost of sales 533 566 490 523 2,112 574 577 508 Gross profit 245 268 234 257 1,004 274 284 253 Gross margin 31.5% 32.2% 32.4% 32.9% 32.2% 32.3% 33.0% 33.3% Operating expenses: Selling, general and administrative expenses 185 185 178 191 739 195 200 193 Depreciation and amortization 26 31 30 30 117 29 30 29 Total operating expenses 212 216 208 221 857 224 230 223 Operating income 33 52 26 36 147 50 55 31 Other (expense) income: Interest expense (16) (19) (20) (19) (74) (18) (18) (16) Change in fair value of financial instruments (6) (0) - - (6) - - - Write-off of discount and deferred financing costs - - - - - - (1) - Other income, net 1 0 1 1 3 1 1 (0) Total other expense, net (22) (19) (19) (18) (77) (17) (17) (17) Income from continuing operations, before tax 11 33 7 18 70 32 37 14 Income tax expense 3 8 1 2 14 8 8 3 Net income 9$ 25$ 6$ 17$ 56$ 25$ 29$ 11$ Business Days 64 65 62 63 254 64 65 62 Net Sales by Business Day 12.2$ 12.8$ 11.7$ 12.4$ 12.3$ 13.2$ 13.3$ 12.3$ Beginning Branch Count 214 246 246 249 214 254 259 259 Added Branches 32 - 3 5 40 5 - 3 Ending Branch Count 246 246 249 254 254 259 259 262

11 Quarterly Cash Flows (1) Free cash flow is a non - GAAP financial measure defined as net cash provided by (used in) operations less capital expenditures. D ifferences may occur due to rounding. ($ in millions) (Unaudited) 1Q19 2Q19 3Q19 4Q19 FY19 1Q20 2Q20 3Q20 Net income $ 8.7 $ 24.9 $ 5.8 $ 16.6 $ 56.0 $ 24.8 $ 29.1 $ 10.9 Non-cash changes & other changes 7.1 45.3 19.8 47.0 119.3 (4.5) 54.1 34.5 Changes in primary working capital components: Trade accounts and notes receivable (41.0) (4.4) 68.6 (36.8) (13.7) (23.2) (6.7) 46.5 Inventories (20.9) 16.4 (7.0) 16.7 5.2 0.0 1.8 (1.5) Accounts payable (1.7) 11.2 (27.4) 44.7 26.8 (9.5) 4.0 (24.9) Cash provided by (used in) operating activities (47.8) 93.5 59.8 88.2 193.6 (12.4) 82.4 65.4 Purchases of property and equipment (3.8) (5.4) (4.2) (5.4) (18.8) (5.9) (8.7) (6.2) Proceeds from sale of assets 0.3 0.4 0.3 0.3 1.2 0.2 0.8 0.2 Acquisitions of businesses, net of cash acquired (575.5) (3.4) (0.8) (3.4) (583.1) (10.6) - (10.2) Cash (used in) investing activities (579.0) (8.4) (4.8) (8.5) (600.7) (16.3) (7.9) (16.2) Cash provided by (used in) financing activities 627.3 (68.7) (33.9) (105.7) 419.0 5.3 (62.4) (44.4) Effect of exchange rates (0.0) (0.4) 0.4 (1.0) (1.0) 0.2 0.1 (0.2) Increase (decrease) in cash and cash equivalents 0.4 16.0 21.5 (27.0) 10.9 (23.2) 12.1 4.7 Balance, beginning of period 36.4 36.8 52.9 74.3 36.4 47.3 24.1 36.3 Balance, end of period $ 36.8 $ 52.9 $ 74.3 $ 47.3 $ 47.3 $ 24.1 $ 36.3 $ 40.9 Supplemental cash flow disclosures: Cash paid for income taxes $ 1.0 $ 9.5 $ 5.7 $ 3.2 $ 19.4 $ 18.8 $ 6.9 $ 4.6 Cash paid for interest $ 11.0 $ 20.0 $ 14.8 $ 20.7 $ 66.4 $ 17.0 $ 16.6 $ 15.6 Cash provided by (used in) operating activities $ (47.8) $ 93.5 $ 59.8 $ 88.2 $ 193.6 $ (12.4) $ 82.4 $ 65.4 Purchases of property and equipment (3.8) (5.4) (4.2) (5.4) (18.8) (5.9) (8.7) (6.2) Free cash flow (1) (51.6) 88.1 55.6 82.8 174.8 (18.3) 73.6 59.2

12 Q3 Net Sales (1) Organic net sales growth calculation excludes net sales of acquired businesses until first anniversary of acquisition date an d i mpact of foreign currency translation. ($ in millions) (Unaudited) FY20 FY19 Reported Organic (1) Organic (1) 751.7$ 723.9$ Acquisitions 8.4 - Fx Impact 1.3 - Total Net Sales 761.4$ 723.9$ 5.2% 3.8% Wallboard 314.4$ 297.4$ 5.7% 4.6% Ceilings 112.8 105.2 7.2% 4.7% Steel Framing 118.8 117.4 1.2% 0.0% Other Products 215.4 203.9 5.6% 4.5% Total Net Sales 761.4$ 723.9$ 5.2% 3.8% Fiscal Q3 Variance

13 Quarterly Net Income to Adjusted EBITDA Reconciliation Commentary A. Represents non - cash expense related to stock appreciation rights agreements B. Represents non - cash compensation expense related to changes in the values of noncontrolling interests C. Represents non - cash equity - based compensation expense related to the issuance of share - based awards D. Represents severance expenses and other costs permitted in calculations under the ABL Facility and the First Lien Facility E. Represents one - time costs related to acquisitions paid to third parties F. Represents the non - cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value G. Represents mark - to - market adjustments for derivative financial instruments H. Represents one - time costs related to our secondary offerings paid to third party advisors I. Represents expenses paid to third - party advisors related to debt refinancing activities ( $ in 000s) 1Q19 2Q19 3Q19 4Q19 FY19 1Q20 2Q20 3Q20 (Unaudited) Net Income 8,650$ 24,912$ 5,815$ 16,625$ 56,002$ 24,820$ 29,138$ 10,879$ Add: Interest Expense 16,188 19,182 19,526 18,781 73,677 18,277 17,559 16,474 Add: Write off of debt discount and deferred financing fees - - - - - - 707 - Less: Interest Income (236) 203 (10) (23) (66) (12) (6) (8) Add: Income Tax Expense 2,836 8,059 1,442 1,702 14,039 7,590 7,927 2,816 Add: Depreciation Expense 10,610 11,538 11,919 12,389 46,456 12,422 12,592 12,930 Add: Amortization Expense 15,712 19,249 18,301 17,741 71,003 16,853 16,926 16,492 EBITDA 53,760$ 83,143$ 56,993$ 67,215$ 261,111$ 79,950$ 84,843$ 59,583$ Adjustments Stock appreciation rights expense (A) 334 649 442 1,305 2,730 60 1,267 (347) Redeemable noncontrolling interests (B) 531 282 (35) 410 1,188 662 (18) (318) Equity-based compensation (C) 404 1,094 1,140 1,268 3,906 1,395 2,315 1,465 Severance and other permitted costs (D) 4,836 882 229 2,205 8,152 554 1,394 1,700 Transaction costs (acquisition and other) (E) 4,753 841 1,066 1,198 7,858 972 327 434 (Gain) loss on disposal of assets (121) (173) (118) (113) (525) (156) (586) (130) Effects of fair value adjustments to inventory (F) 4,129 - - 47 4,176 151 - 310 Change in fair value of financial instruments (G) 6,019 376 - - 6,395 - - - Secondary public offerings (H) - - - - - - 363 - Debt transaction costs (I) 627 51 - - 678 - - - Total Add-Backs 21,512$ 4,002$ 2,724$ 6,320$ 34,558$ 3,638$ 5,062$ 3,114$ Adjusted EBITDA (as reported) 75,272$ 87,145$ 59,717$ 73,535$ 295,669$ 83,588$ 89,905$ 62,697$

14 Net Income to Pro Forma Adjusted EBITDA Reconciliation Commentary A. Represents non - cash expense related to stock appreciation rights agreements B. Represents non - cash compensation expense related to changes in the values of noncontrolling interests C. Represents non - cash equity - based compensation expense related to the issuance of share - based awards D. Represents severance expenses and other costs permitted in calculations under the ABL Facility and the First Lien Facility E. Represents one - time costs related to our initial public offering and acquisitions paid to third party advisors as well as costs related to the retirement of corporate stock appreciation rights F. Represents management fees paid to AEA, which were discontinued after the IPO G. Represents the non - cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value H. Represents mark - to - market adjustments for derivative financial instruments I. Represents one - time costs related to our secondary offerings paid to third party advisors J. Represents expenses paid to third party advisors related to debt refinancing activities K. Pro forma impact of earnings from acquisitions from the beginning of the LTM period to the date of acquisition, including synergies ( $ in 000s) 3Q20 LTM 2019 2018 2017 2016 (Unaudited) Net Income 81,462$ 56,002$ 62,971$ 48,886$ $ 12,564 Add: Interest Expense 71,091 73,677 31,395 29,360 37,418 Add: Write off of debt discount and deferred financing fees 707 - 74 7,103 - Less: Interest Income (49) (66) (177) (152) (928) Add: Income Tax Expense 20,035 14,039 20,883 22,654 12,584 Add: Depreciation Expense 50,333 46,456 24,075 25,565 26,667 Add: Amortization Expense 68,012 71,003 41,455 43,675 37,548 EBITDA 291,591$ 261,111$ 180,676$ 177,091$ $ 125,853 Adjustments Stock appreciation rights expense (A) 2,285 2,730 2,318 148 1,988 Redeemable noncontrolling interests (B) 736 1,188 1,868 3,536 880 Equity-based compensation (C) 6,443 3,906 1,695 2,534 2,699 Severance and other permitted costs (D) 5,853 8,152 581 (157) 379 Transaction costs (acquisition and other) (E) 2,931 7,858 3,370 2,249 3,751 Gain on disposal of assets (985) (525) (509) (338) (645) AEA management fee (F) - - - 188 2,250 Effects of fair value adjustments to inventory (G) 508 4,176 324 946 1,009 Change in fair value of financial instruments (H) - 6,395 6,125 382 - Secondary public offerings (I) 363 - 1,525 1,385 19 Debt transaction costs (J) - 678 1,285 265 - Total Add-Backs 18,134$ 34,558$ 18,582$ 11,138$ 12,330$ Adjusted EBITDA (as reported) 309,725$ 295,669$ 199,258$ 188,229$ 138,183$ Contributions from acquisitions (K) 1,635 6,717 1,280 9,500 12,093 Pro Forma Adjusted EBITDA 311,360$ 302,386$ 200,538$ 197,729$ 150,276$

15 Reconciliation of Income Before Taxes to Adjusted Net Income Reconciliation Commentary A. Depreciation and amortization from the increase in value of certain long - term assets associated with the April 1, 2014 acquisition of the predecessor company and the acquisition of Titan. B. Normalized cash tax rate determined based on our estimated taxes excluding the impact of purchase accounting and certain other deferred tax amounts. C. Diluted shares outstanding for periods prior to June 13, 2019 have been adjusted to include the effect of 1.1 million shares of equity issued in connection with the acquisition of Titan that were exchangeable for the Company’s common stock. On June 13, 2019, the holders exchanged all of the exchangeable shares for 1.1 million shares of the Company’s common stock. ($ in 000s) 3Q20 3Q19 FY20 FY19 (Unaudited) Income before taxes 13,695$ 7,257$ 83,170$ 51,714$ EBITDA add-backs 3,114 2,724 11,814 28,238 Write-off of debt discount and deferred financing fees - - 707 - Purchase accounting depreciation and amortization (A) 11,869 12,395 36,530 37,250 Adjusted pre-tax income 28,678 22,376 132,221 117,202 Adjusted income tax expense 6,453 5,035 29,750 26,370 Adjusted net income 22,225$ 17,341$ 102,471$ 90,832$ Effective tax rate (B) 22.5% 22.5% 22.5% 22.5% Weighted average shares outstanding: Basic 42,223 40,912 41,663 41,053 Diluted (C) 42,949 42,500 42,577 42,918 Adjusted net income per share: Basic 0.53$ 0.42$ 2.46$ 2.21$ Diluted 0.52$ 0.41$ 2.41$ 2.12$

16 Reported SG&A to Adjusted SG&A Reconciliation Commentary A. Represents non - cash expense related to stock appreciation rights agreements B. Represents non - cash compensation expense related to changes in the values of noncontrolling interests C. Represents non - cash equity - based compensation expense related to the issuance of share - based awards D. Represents severance expenses and other costs permitted in calculations under the ABL Facility and the First Lien Facility E. Represents one - time costs related to acquisitions paid to third parties. F. Represents one - time costs related to our secondary offerings paid to third party advisors G. Represents expenses paid to third - party advisors related to debt refinancing activities (Unaudited) 1Q19 2Q19 3Q19 4Q19 FY2019 1Q20 2Q20 3Q20 ($ in millions) SG&A - Reported 185.4$ 185.3$ 178.2$ 190.6$ 739.5$ 194.6$ 200.5$ 193.4$ Adjustments Stock appreciation rights expense (A) (0.3) (0.6) (0.4) (1.3) (2.7) (0.1) (1.3) 0.3 Redeemable noncontrolling interests (B) (0.5) (0.3) 0.0 (0.4) (1.2) (0.7) 0.0 0.3 Equity-based compensation (C) (0.4) (1.1) (1.1) (1.3) (3.9) (1.4) (2.3) (1.5) Severance and other permitted costs (D) (4.8) (0.9) (0.2) (2.2) (8.2) (0.6) (1.4) (0.5) Transaction costs (acquisition and other) (E) (4.8) (0.8) (1.1) (1.2) (7.9) (1.0) (0.3) (0.4) Gain on disposal of assets 0.1 0.2 0.1 0.1 0.5 0.2 0.6 0.1 Secondary public offerings (F) - - - - - - (0.4) - Debt transaction costs (G) (0.6) (0.1) - - (0.7) - - - SG&A - Adjusted 174.1$ 181.6$ 175.5$ 184.3$ 715.5$ 191.1$ 195.4$ 191.8$ % of net sales 22.4% 21.8% 24.2% 23.6% 23.0% 22.6% 22.7% 25.2%

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